Rule 497(e)

Registration No. 002-23727

The GAMCO Mathers Fund (the “Fund”)

Supplement dated May 30, 2013, to the Class AAA Summary Prospectus dated April 30, 2013

Effective immediately, the following replaces the first sentence of the fourth paragraph under the “Principal Investment Strategies” sub-section:

“The Fund may make short sales of equity securities, including exchange-traded funds (“ETFs”), in amounts of up to 75% of the value of the Fund’s net assets as determined at the time of the short sale.”

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Please retain this Supplement with your Summary Prospectus for future reference